Income Taxes - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Net operating loss carry forwards	$ 27,935,165	$ 27,029
Research and development credits	1,118,389	1,096
Nonqualified stock option compensation expense	1,913,673	1,801
Other temporary book - tax differences	436,178	408
Total deferred tax assets	31,403,405	30,334
Valuation allowance for deferred tax assets	(31,403,405)	(30,334)
Net deferred tax assets	$ 0	$ 0